Exhibit 10.16

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT	2. CONTRACT	3. EFFECTIVE DATE OF	4. PROGRAM
NUMBER:	NO.:	AMENDMENT:
7	YH09-0001-04	October 1, 2009	DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
Health Choice Arizona
410 N. 44th Street, Suite 900
Phoenix, AZ 85008
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
A. Section B contains revised Capitation Rates (see attached rate sheet).

NOTE: Please sign, date, and return executed file by E-Mail to:	Mark Held at Mark.Held@azahcccs.gov
Sr. Procurement Specialist
AHCCCS Contracts and Purchasing
and Georgina Maya at
Georgina.Maya@azahcccs.gov
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED	10. SIGNATURE OF AHCCCSA CONTRACTING
REPRESENTATIVE:	OFFICER:

/s/ Carolyn Rose	/s/ Michael Veit
TYPED NAME: CAROLYN ROSE	TYPED NAME: MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
DATE: SEP 15 2009	DATE: SEP 10 2009

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY — ACUTE RATES (Risk Adjusted-BRB
Health Choice Arizona
10/1/09-9/30/10

									Maternity
	TANF	TANF	TANF	TANF	TANF	SSI	SSI		Delivery
Title XIX and KidsCare Rates 1:	<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	SFP	Supplement	Non-MED	MED
2 Yuma/La Paz	$450.42	$100.40	$194.72	$118.73	$326.78	$162.35	$661.42	$18.93	$6,243.32	$423.36	$1,620.99
4 Apache/Coconino/Mohave/Navajo	$465.73	$116.91	$282.02	$160.40	$450.93	$171.73	$832.83	$17.31	$6,304.05	$541.96	$1,373.39
10 Pima/Santa Cruz	$419.94	$101.91	$232.65	$127.33	$394.85	$144.21	$742.80	$19.26	$6,607.00	$455.70	$1,298.57
12 Maricopa	$527.46	$111.73	$237.09	$141.50	$393.67	$138.84	$714.48	$17.15	$6,716.61	$554.96	$1,327.93

	TANF	TANF	TANF	TANF	TANF	SSI	SSI
PPC Rates:	<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	Non-MED	MED
2 Yuma/La Paz	$1,135.99	$66.84	$238.86	$206.91	$425.70	$150.25	$393.54	$1,049.84	$7,380.18
4 Apache/Coconino/Mohave/Navajo	$1,120.60	$65.01	$254.94	$214.09	$434.27	$151.34	$391.21	$1,034.48	$7,279.94
10 Pima/Santa Cruz	$1,098.32	$58.37	$240.31	$197.74	$425.71	$146.13	$392.20	$785.70	$7,207.00
12 Maricopa	$1,085.49	$69.06	$243.30	$212.06	$415.99	$142.15	$390.25	$1,196.57	$7,204.01

	Option 1	Option 2
Other Rates:	Transplant	Transplant
2 Yuma/La Paz	$22.50	$22.50
4 Apache/Coconino/Mohave/Navajo	$22.50	$22.50
10 Pima/Santa Cruz	$22.50	$22.50
12 Maricopa	$22.50	$22.50
1.   Rates have been adjusted for $35,000 Reinsurance Deductible